UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Diebold Nixdorf, Incorporated (the “Company”) is obligated under confidentiality arrangements it has entered into with certain of its creditors to inform the market of certain information shared in connection with discussions it has had with them regarding various liquidity solutions. Certain information relating to the Company (the “Lender Presentation”) is included in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The Lender Presentation contains projections of the Company’s revenue and adjusted EBITDA, among other metrics (the “Projections”). The Company generally does not publicly disclose or make external projections such as the Projections. However, the Lender Presentation was shared pursuant to the confidentiality agreements and remained subject to non-disclosure and confidentiality restrictions until the date hereof. The Projections were not prepared with a view toward public disclosure or general use, but rather were prepared for the internal use of the Company and were provided pursuant to the confidentiality agreements for the limited purpose of providing information in connection with the Company’s discussions about a potential transaction. The estimates and assumptions underlying the Projections and any other prospective financial information or projections contained in the Lender Presentation are inherent to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately. Accordingly, there can be no assurance that the Projections or any other prospective financial information or projections contained in the Lender Presentation will be realized. The Company’s actual results are likely to be different than its projected results, and such differences may be material.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto may contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the Company’s results include, among others: the participation by the Company’s creditors in a transaction that provides liquidity to the Company on commercially reasonable terms or at all; the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the ability of the Company to raise necessary equity capital to pay its 2024 senior notes at maturity if there is insufficient participation in the current exchange offer for those notes; the Company’s ability to generate sufficient cash or have access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness; the Company’s ability to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt in the future; the Company’s ability to successfully convert its backlog into sales, including its ability to overcome supply chain and liquidity challenges; the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million-plus cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity breach or operational failure on the Company’s business; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the war between Russia and Ukraine and the tension between the U.S. and China), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations; the Company’s ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Lender Presentation, March 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: March 16, 2023	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary